UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2015

ENVISION HEALTHCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36048	45-0832318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Envision Healthcare Corporation (the “Corporation”), a wholly-owned subsidiary of Envision Healthcare Holdings, Inc. (the “Company”), announced today that the Corporation is seeking to raise $750 million in proposed incremental term loans under its senior secured term loan facility, the proceeds of which will be used to fund the proposed acquisition of WP Rocket Holdings Inc. (“Rural/Metro”), repay outstanding ABL revolving credit facility borrowings and pay related fees and expenses.  The consummation of the proposed financing transaction is subject to market conditions, among other things. On July 30, 2015 in connection with the financing of the Rural/Metro acquisition, the Corporation entered into a debt commitment letter with certain lenders. The lenders committed to provide the Corporation with debt financing of up to $635 million, consisting of a $635 million term loan facility maturing seven years from the closing date of the Rural/Metro acquisition, the proceeds of which will be available to fund the purchase price under the Rural/Metro merger agreement and to pay related fees and expenses.

The Company is furnishing the information included in Exhibits 99.1 and 99.2, which are the lenders presentation and excerpts from a confidential information memorandum to be provided to lenders in connection with the financing transaction.  Exhibits 99.1 and 99.2 are incorporated by reference into this Item 7.01.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the exhibits) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

Certain statements and information herein may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995 including, but not limited to, statements relating to our objectives, plans and strategies, including the Company’s proposed acquisition of Rural/Metro, and all statements that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future, including statements regarding the benefits of the Rural/Metro acquisition, expected performance of the combined enterprise, integration plans and the timing of closing of the acquisition. Any forward-looking statements herein are made as of the date of this press release, and the Company undertakes no duty to update any such statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results to differ materially from forward-looking statements are described in the Company’s filings with the U.S. Securities and Exchange Commission from time to time. Among the factors that could cause future results to differ materially are: our ability to successfully integrate strategic acquisitions, including the Rural/Metro acquisition; closing of the Rural/Metro acquisition may not occur or may be delayed; expected synergies and other financial benefits of the acquisition may not be realized; litigation related to the acquisition or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the acquisition; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed from the acquisition; attempts to retain key personnel and customers from Rural/Metro may not succeed; decreases in our revenue and profit margin under our fee-for-service contracts due to changes in volume, payor mix and third party reimbursement rates, including from political discord in the federal budgeting process; the loss of existing contracts; failure to accurately assess costs under new contracts; difficulties in our ability to recruit and retain qualified physicians and other healthcare professionals, and enforce our non-compete agreements with our physicians; failure to implement some or all of our business strategies, including our efforts to grow our Evolution Health business and cross-sell our services; lawsuits for which we are not fully reserved; the adequacy of our insurance coverage and insurance reserves; the high level of competition in the markets we serve; the cost of capital expenditures to maintain and upgrade our vehicle fleet and medical equipment; the loss of one or more members of our senior management team; our ability to maintain or implement complex information systems; disruptions in disaster recovery systems, management continuity planning, or information systems; our ability to adequately protect our intellectual property and other proprietary rights or to defend against intellectual property infringement claims; challenges by tax authorities on our treatment of certain physicians as independent contractors; the impact of labor union representation; the impact of fluctuations in results due to our national contract with the Federal Emergency Management Agency (FEMA); potential penalties or changes to our operations, including our ability to collect accounts receivable if we fail to comply with extensive and complex government regulation of our industry; the impact of changes in the healthcare industry, including changes due to healthcare reform; our ability to timely enroll our providers in the Medicare program; our ability to restructure our operations to comply with future changes in government regulation; the outcome of government investigations of certain of our business practices; our ability to comply with the terms of our settlement agreements with the government; our ability to generate cash flow to service our substantial debt obligations; and the factors discussed in “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Item 9.01.  Financial Statements and Exhibits.

(d)                   Exhibits

Exhibit Number	Description

99.1	Lenders Presentation.

99.2	Excerpts from Confidential Information Memorandum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

October 28, 2015	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Lenders Presentation.

99.2	Excerpts from Confidential Information Memorandum.